Advancing New Therapeutic Horizons Harnessing Novel Physiocrine Biology To Promote Homeostasis Corporate Presentation January 2017 NASDAQ: LIFE Exhibit 99.1

Forward-Looking Statements The following slides and any accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” “opportunity,” or “continue,” and other similar expressions are intended to identify forward-looking statements.  For example, all statements we make regarding the potential therapeutic benefits of Physiocrines and our product candidates, including Resolaris™ and Stalaris™, the ability to successfully advance our pipeline or product candidates, the timing within which we expect to initiate, receive and report data from, and complete our planned clinical trials, and our ability to receive regulatory approvals for, and commercialize, our product candidates, our ability to identify and discover additional product candidates, our projected cash expenditures, and the ability of our intellectual property portfolio to provide protection are forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These risks, uncertainties and other factors are more fully described in our filings with the U.S. Securities and Exchange Commission, including our most recent Quarterly Report on Form 10-Q, Annual Report on Form 10-K and in our other filings. The forward-looking statements in this presentation speak only as of the date of this presentation and neither we nor any other person assume responsibility for the accuracy and completeness of any forward-looking statement. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. We own various U.S. federal trademark applications and unregistered trademarks, including our company name and Resolaris™. All other trademarks or trade names referred to in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation are referred to without the symbols ® and ™, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

$76M estimated cash 2016 EOY* $51M market capitalization 2016 EOY Pursuing partnership(s) for one or more programs to accelerate clinical and preclinical pipeline Pioneers of new therapeutic intervention points in homeostasis - The World of Physiocrines LIFE Value Proposition LIFE’s Opportunities Closing in on a 3rd Physiocrine-based opportunity as a 2017 IND candidate Favorable safety profile and potential clinical activity from 1st Physiocrine program, Resolaris, in 2 rare myopathies Advancing 2nd Physiocrine program, Stalaris, into human trials this year Partnership Opportunities *Estimated cash, cash equivalents, and investments provided pending completion of year-end financial close and external audit

The Power of Physiocrines Orchestrating Homeostasis New Class of Proteins from Alternative Splicing of Ancient Genes

Nature 2015 Science 2014 Nature 2013 Nature 2010 Science 1999 Orchestrating Homeostatic Pathways for Novel Therapies Discovery of potential therapeutic intervention points Tapping an Ancient Source of Power Physiocrines may promote homeostasis and provide for novel therapeutic intervention points for better efficacy and safety Promote Homeostasis to combat disease Disease disrupts Homeostasis regardless of etiology 2015 value of therapeutic intervention points: >$25B global sales for TNF antagonists >$27B global insulin agonist market

Evidence for Homeostatic Role of a Physiocrine in Humans Disrupting the Resokine Pathway Promotes Muscle and Lung Disease Auto-antibodies Homeostasis Imbalance Immune cell invasion/activity Resokine Pathway Diseased Muscle Diseased Lung Healthy muscle Healthy lung 100% (18 of 18) anti-synthetase syndrome patients tested positive for antibodies for Resokine proteins

Free Resokine Pathway in Anti-Synthetase Patients Diminished Unpublished data from aTyr and collaborator Statistics: Mann-Whitney test Resokine Pathway in Humans 69% at or below limit of detection

Agonists of the Resokine Pathway in Immune Driven Models Balancing the immune response to tissue insults In vivo administration of Resokine proteins to animal models of T cell driven disease states. Cell type indicates type of cells involved but may not be limited to these cells. Resokine Pathway Immune Targets Disease Model Resokine Homeostatic Effect Skeletal Muscle Statin Induced Myopathy CD4/CD8 & macrophages Lung Bleomycin Induced Lung Fibrosis Th17/CD4 Colon TNBS Induced Colitis Th17/CD4 Skin IL23 Induced Psoriasis Th17/CD4

Resokine: 1st Physiocrine Pathway Harnessed “Resolution of immune activity” Muscle Resokine pathway relates to a secreted 57kD protein from skeletal muscle (full length HARS*) Lung Resokine pathway relates to a 7kD protein (the iMod domain, a splice variant of HARS) MOA Involved in muscle differentiation Tempers activated T cell response MOA Lung expression >> skeletal muscle Tempers activated T cell response Splice Variant Expression Data for iMod in Tissues *HARS or histidine aminoacyl tRNA synthetase is a single gene responsible for a series of Physiocrine proteins Resokine iMod Domain Resokine (Western Blot) Resokine Pathway

Resolaris Harnessing the Resokine Pathway to Treat Multiple Rare Muscle Diseases

Rare Myopathies with an Immune Component (RMIC)

Chronic damage, homeostasis disrupted

SHARED PATHOPHYSIOLOGY

Untapped therapeutic intervention point







Genetic Mutation	Aberrant Protein Expression
FSHD	Multiple proteins
LGMD2B	Dysferlin proteins
DMD	Dystrophin proteins

Localized T Cell Invasion/Proliferation



FSHD



LGMD2B



DMD

Potential to link genotype to specific T cell phenotype

Frisullo et al., J. Clin. Immunol., 2011. Gallardo et al. Neurology, 2001. Flanigan et al. Human Gene Therapy, 2013.

***FSHD** = Facioscapulohumeral Muscular Dystrophy (FSHD). **LGMD2B** = Limb Girdle Muscular Dystrophy 2B.*

***DMD** = Duchenne Muscular Dystrophy.*

11 aTyr Pharma

Resolaris Tempers Activated T cells

Demonstrated effect as an immuno-modulator

IN VITRO
T CELL
MODULATION



Anti-CD3/CD28
Stimulation + Vehicle
CD4+ CD154L+
47.2
CD4+ T cell count
T cell Activation Marker
Resolaris
100pM
Anti-CD3/CD28
Stimulation + Resolaris
CD4+ CD154L+
12.0
CD4+ T cell count
T cell Activation Marker

*Resolaris appears to work on **activated** T cells*

On the Left: *Gated on CD4+ T cells. Resolaris at 100 pM. 24 hours stimulation with anti-CD3/CD28 Abs.*

On the Right: *T cells were stimulated with anti-CD3/CD28 antibodies in the presence of vehicle or Resolaris . After 24 h, supernatants were collected and analyzed by ELISA, Statistics by T test*

12

aTyr Pharma

First Physiocrine For Patients: Resolaris Skeletal muscle secretes Resokine Resokine, an agonist, plays a role in homeostasis & T cell responses in muscle Recombinant version of Resokine Demonstrated favorable safety profile and potential clinical activity in two rare myopathy indications Therapeutic potential for rare myopathies with an immune component (RMIC), over 20 potential indications Strategy: Establish broad utility across multiple indications Resolaris Program Derived from a naturally occurring protein, the histidine aminoacyl tRNA synthetase (HARS)

Few Treatment Options: FSHD, LGMD2B, & DMD

PATIENTS
UNMET NEED

	FSHD	LGMD2B	DMD
Genetics	Toxic gain of function (DUX4 region)	Loss of function mutations (Dysferlin gene)	Loss of function mutations (Dystrophin gene)
Immune Pathology	Immune infiltration[1] by activated T cells ($CD8^+$)	Immune infiltrates[2] of $CD4^+$, $CD8^+$ and macrophages	Immune infiltrates[3] of $CD4^+$, $CD8^+$
Clinical	Debilitating, progressive skeletal muscle weakness Pain, fatigue, difficulty moving limbs, may have respiratory distress		Similar clinical symptoms to FSHD and LGMD2B, with potential severe cardiac weakness and effects, and higher morbidity
Standard of Care	No therapeutic treatments, only supportive care provided		Steroids and recently approved exon specific drugs
Disease Progression	Heterogeneous by muscle 	Homogeneous by muscle group 	Homogeneous, steeper slope, by muscle groups 

[1]Frisullo et al. J Clin Immunol (2011) 31:155–166
[2]Gallardo et al. Neurology 2001;57:2136–2138; Yin et al. Int J Clin Exp Pathol 2015;8(3):3069-3075
[3]Flanigan et al. Human Gene Therapy, 2013. Yin et al. Int J Clin Exp Pathol 2015.

14 aTyr Pharma

RMIC Disease Progression Case History (LGMD2B)

PATIENTS
UNMET NEED

Age	<15	16 – 18		19 – 27		28 - 34
	First symptoms	Misdiagnosed w/ polymyositis	LGMD2B Diagnosis	Part time wheelchair-bound	Full time wheelchair-bound	Full dependency due to severe physical disability
	• Walks normally, active childhood	• Abnormal gait • Knees locked • Difficulty climbing stairs and running	• Difficulty rising from a chair, raising hands above head • Uses a cane and leg braces	• Slight improvement when steroids stopped • Unable to rise from a chair	• Requires assistance in daily living	• Unable to turn over in a bed or raise hands above head • Uses service dog for daily activities



[1]https://www.youtube.com/watch?v=JLqHis1yPUI
[2]http://mwtn2013blisswelch.blogspot.com/

15
aTyr Pharma

LGMD Patients Manual Muscle Strength Progressively Declines Treatment with Deflazacort was for 6 months in each arm. Single site, placebo controlled, cross over design (n=25) Manual muscle strength assessed bilaterally by the modified Medical Research Council Scales (MRC) CIDD (Clinical Investigation of Duchenne Dystrophy) score, graded from 0 (worst) to 10 (best) Run in Phase I Washout Phase 2 Deflazacort Deflazacort Walter et al, Orphanet Journal of Rare Diseases, 2013 Placebo Placebo Natural History of Disease

Resolaris Phase 1b/2 Clinical Trials

RESOLARIS PROGRAM

Objectives

Evaluate Safety and Tolerability

- ✓ Build safety dossier for Resolaris
- ✓ Multiple indications, different dosing regimens, longer duration

Evaluate Potential Activity Assessments*

- ✓ Functional / Strength: MMT
- ✓ Patient Reported Outcomes: INQoL
- ± MRI / Biomarkers assessments

Trial	Indication(s)	Patients	Highest Dose	Design
002	Adult FSHD	3 dose cohorts (n=20 Total)	3.0 mg/kg Weekly (12 weeks)	Placebo controlled, Double blinded; Interpatient Dose Escalation up to 12 weeks
003	Early onset FSHD	Stage 1 (n=8)	3.0 mg/kg Weekly (6 weeks)	Open-label, Intrapatient Dose Escalation for 12 weeks
004	Adult LGMD2B, Adult FSHD	LGMD2B (n=10) FSHD (n=8)	3.0 mg/kg Biweekly (4 weeks)	Open-label, Intrapatient Dose Escalation for 12 weeks

****MMT** = *Manual Muscle Testing, a validated assessment tool that measures muscle function/strength*

***INQoL** = Individualized Neuromuscular Quality of Life, a patient reported outcome measure designed specifically for neuromuscular disease*

17 aTyr Pharma

Relatively Stable or Improved Muscle Function Observed Change from baseline overall MMT scores at week 14 *Early onset FSHD (003) Trial represents interim data results (4 patients of a total of 8) **One patient in 004 Trial did not have an MMT measurement due to being wheelchair bound at baseline 50% to 78% of patients in Resolaris dose groups had increased MMT scores No placebo patients had increased MMT scores n = 4 n = 2 n = 4 n = 9** n = 4* Overall Mean MMT Change Week 14 by Dose Group FSHD & LGMD2B Patients From 002, 003, 004 Trials Mean Change from baseline (%) Decrease Muscle Function Increase Muscle Function n = 6 004 FSHD 3.0 mg/kg 004 LGMD* 3.0 mg/kg 002 FSHD 3.0 mg/kg 004 FSHD 1.0 mg/kg 003 E.O.FSHD 3.0 mg/kg Placebo-controlled Open-label Open-label Open-label 002 FSHD Placebo Open-label 3.0 mg/kg weekly identified as an active dose Resolaris Program Manual Muscle Testing (MMT): A measure of muscle function/strength

Patients Reported Relatively Stable or Decreased Disease Burden Change from baseline overall INQoL scores at week 14 *Early onset FSHD (003) Trial represents interim data results (4 patients of a total of 8) One patient in 003 Trial did not have an INQoL measurement taken at baseline 004 FSHD 3.0 mg/kg 004 LGMD* 3.0 mg/kg 002 FSHD 3.0 mg/kg 002 FSHD Placebo 003 E.O.FSHD 3.0 mg/kg n = 2 n = 3* n = 10 n = 4 n = 6 Placebo-controlled Overall Mean INQoL Change Week 14 by Dose Group FSHD & LGMD2B Patients From 002, 003, 004 Trials Increased Disease Burden Decrease d Disease Burden Open-label Open-label Open-label Mean Change from baseline (%) n = 4 004 FSHD 1.0 mg/kg Open-label Resolaris Program 50% to 83% of patients in Resolaris dose groups had stable or decreased disease burden No placebo patients decreased their disease burden 3.0 mg/kg weekly identified as an active dose INQoL: A patient reported outcome measuring level of disease burden

No clinical symptoms observed with low-level anti-drug antibody assay signals and protocol discontinuations were primarily driven by transient infusion related reactions (IRR) Robust Safety & Tolerability Dossier 44 patients have received Resolaris for a total drug exposure of 149 patient months No observed immuno-suppressive effects: consistent with a homeostatic pathway Resolaris demonstrated a favorable safety profile and was generally well-tolerated across all doses tested in multiple myopathies, various age-groups, and with long-term exposure No Serious Adverse Events (SAE) were reported by study investigators and the Adverse Events (AE) reported were mild-to-moderate FDA lifted partial clinical hold for dosing above 3.0 mg/kg Going Forward: Target Product Profile (Discontinuation Rate ≤ 10%) Potential to pre-medicate patients Potentially relax cut-off criteria for discontinuations Resolaris Program

Second Half First Half Resolaris Status and 2017 Development Goals Clinical Results: Early Onset FSHD Patients (003) Clinical Trial: Kick off next trial post partnership* Regulatory: Advance interactions with regulatory agencies Biomarker/MOA: Introduce Mechanistic/PD Assay Established a favorable safety profile and identified an active dose Signals of clinical activity across (1) LGMD2B (2) FSHD and (3) Early onset FSHD Commercial scale manufacturing poised for future trials Clinical Status 2017 Development Goals *Partner for one or more programs Resolaris Program

Resolaris: One Product, Multiple RMICs

Promise for severely afflicted myopathy patients

MARKET OPPORTUNITIES



Resolaris has broad potential across multiple rare myopathies
19,000 US FSHD
16,000 US LGMD
16,000 US DMD
Exon skipping requires individual molecules for each mutation set
Patients
6000
5000
4000
3000
2000
1000
0
Infantile onset FSHD
Severe FSHD
LGMD 2I
LGMD 2B
LGMD 2A
Other LGMD
Exon 8
Exon 55
Exon 50
Exon 52
Exon 44
Exon 45
Exon 53
Exon 51
Other Exons

FSHD: Average prevalence rates of FSHD are approximately 1/17,000. Applying this rate to the US population based on recent census data equals approximately 19,000.
LGMD: 16,000 cases estimated in US population. 1/20,000 Wickland and Kissel, Neural. Clin. 20`14. Relative Prevalence of Limb Girdle Muscular Dystrophies in the United States Population. Wicklund et al., Neurology 2013.
DMD: Prevalence of approximately 5/100,000. Orphanet Report Series - Prevalence of rare diseases: Bibliographic data - May 2014 - Number 1

22 aTyr Pharma

Stalaris Lung Physiocrine Engineered to Treat Multiple Pulmonary Diseases

Adapted from: Thannickal VJ, et al. Ann Rev Med. 2004;55:395-417 (and) 2013 ATS Statement: Update of the International Multidisciplinary Classification of the Idiopathic Interstitial Pneumonias *IPF = Idiopathic Pulmonary Fibrosis Interstitial Lung Disease Opportunity Driven by a combination of immunological and fibrotic pathways Fibrosis Immune Component NSIP UIP Patients Unmet Need Over 100 different specific disease types Interstitial Lung Disease (ILD) Steroids and immuno-suppressants Approved therapies for IPF*: Pirfenidone & Nintedanib Standard of Care Pathology Pattern of Disease Pattern of disease, e.g. usual interstitial pneumonia (UIP) vs. non-specific interstitial pneumonia (NSIP), to determine diagnosis/prognosis Prognosis Poor prognosis for these patients e.g. 2-3 year median survival for IPF

Stalaris Program: Opportunity for Lung Patients Leverages Knowledge of Resokine Pathway in Lung Stalaris Program iMod domain Fc Domain of an antibody Engineered Physiocrine Stalaris iMod domain: Resokine splice variant relatively more expressed in lung than other tissues Fc Domain: increased exposure to potentially enable once-monthly dosing in humans Engineered result: Stalaris ~350x increased exposure vs. iMod; while retaining T cell modulation activity 1st molecule from internal Fc platform Potential Therapeutic Applications: Rare pulmonary diseases with an immune component (RPICs) Broader reach into RPICs and interstitial lung disease (ILD) indications Stalaris from Greek, statera for balance

Discovery of the iMod Domain Promotes Survival more than Steroids Rodent survival model of severe immune cell activity induced by administration of trinitrobenzene sulfonic acid (TNBS) --- Untreated --- TNBS + iMod 1mg/kg daily dosing --- TNBS + Budesonide 5mg/kg daily dosing --- TNBS + PBS iMod promoted longer survival (p < 0.01) than vehicle or Budesonide ** p-value <0.01 by Log rank test Rodent Survival Model of Severe Immune Cell Activity Stalaris Program

iMod Domain in Lung Splice Variant Express Data for iMod in Lung Splice variant for the iMod domain is relatively more expressed in lung than other tissues iMod Transcript Stalaris Program

Knockout of Resokine Pathway Increases T Cell Invasion Post Disease Induction Rodent functional knockout inducing idiopathic pulmonary disease using Bleomycin T cell Invasion Impairment of lung function Stalaris Program * p < .05 Mouse Resokine vaccine Mouse iMod vaccine Naïve Sharm vaccine

Stalaris Tempers Activated T Cells at High Affinity Stalaris Program Stalaris inhibits Th2 type cytokines from activated T cells Th2 cytokines play a role in promoting fibrosis in certain interstitial lung diseases Vehicle or Stalaris IL – 13 (pg/ml) Stalaris 10 pM to 10 nM Th2 Cytokine (pg/ml) *** p < .001; ** p <.01; * p < .05

STALARIS PROGRAM

Stalaris Outperforms Current Treatments

Established Rodent Model for Idiopathic Pulmonary Fibrosis (IPF)


50
40
30
20
10
0
Improvement in Ashcroft Score (%)*
33
2,800
0.8
Total drug amt (mg/kg)
TGF β Ab
3mg/kg
IP QOD
D0-D 21
Pirfenidone
100 mg/kg
PO BID
D8-D 21
Stalaris
0.4 mg/kg
IV mg/kg
D8, D15
Vehicle

Superior activity
in established IPF fibrotic model

Stalaris **outperformed pirfenidone** at **1/3500th** total dose

Two doses of Stalaris **outperformed 11 TGFβ Ab** doses

**The Ashcroft scale for the evaluation of bleomycin-induced lung fibrosis is the analysis of stained histological samples by visual assessment*

30 aTyr Pharma

Second Half First Half Biomarker/MOA: Introduce mechanistic/PD assay GMP Manufacturing: Complete clinical trial supply IND Enabling: Initiate preclinical safety studies Activity in industry proven model of IPF (approved drugs Pirfenidone & Nintedanib) GMP manufacturing kicked off Rat/non-human primate non-GLP safety & PK data support advancement to IND Preclinical Status: 2017 Development Goals: Stalaris: Status and 2017 Development Goals Stalaris Program Clinical Trial: Initiate First in human clinical trial

Building a New Class of Therapeutics Foundation for the Future

LIFE Leaders Foundation for the Future Andrea Cubitt, Ph.D. VP, Product Protection John Blake, CPA VP, Finance Sanjay Shukla, M.D. Chief Medical Officer Holly D. Chrzanowski VP, Enterprise Talent and Organization Ashraf Amanullah, Ph.D. VP, Manufacturing John Mendlein, Ph.D. Chief Executive Officer Sanuj Ravindran, M.D. Chief Business Officer David King, Ph.D. SVP, Research Grove Matsuoka SVP, Product Programs and Planning Nancy Krueger VP, Legal Affairs

Discovered Physiocrines tRNA synthetase genes LIFE Numbers Foundation for the Future 3 Programs 300 Physiocrines 4,000,000,000 Years 23 genes 1 LIFE

LIFE Partnering Strategy “Partner One or More Programs to Accelerate Clinical Development” Lower cost of capital to strategically advance pipeline Accelerate our programs for greater value to stakeholders Leverage complementary resources and capabilities of partner organizations 3rd Physiocrine-based program: in 3rd attractive therapeutic area Resolaris: Favorable safety profile and potential clinical activity in myopathies Stalaris: First-in-class treatment for lung diseases, entering clinic in 2017 The World of Physiocrines: New therapeutic intervention points Priorities Foundation for the Future Partnering Assets

LIFE 2017 Goals and Financial Guidance *Estimated cash, cash equivalents, and investments provided pending completion of year-end financial close and external audit **Operational cash burn only, excludes cash from financings 2017 Goals Partner One or More Programs Advance Pipeline with Two Molecules in the Clinic Declare 3rd IND Candidate from Physiocrine Discovery Engine Financial Guidance $76M estimated cash 2016 EOY* Operations funded into 3Q 2018 without any partnerships ~30% expected reduction in operational cash burn compared to 2016** Foundation for the Future

Thank you!